UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    April 5, 2005
                                                ______________________________


                             CFS Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



          Delaware                       000-24611               35-2042093
______________________________________________________________________________
(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)


707 Ridge Road, Munster, Indiana                                 46321
______________________________________________________________________________
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code   (219) 836-5500
                                                  ____________________________



                              Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 4.01 Changes in Registrant's Certifying Accountant.
          ---------------------------------------------

     On April 5, 2005 (the "Notice Date"), Crowe Chizek and Company LLC ("Crowe Chizek") provided notice (the "Notice") to the Audit Committee of the Board of Directors of CFS Bancorp, Inc. ("the Company") that it declined to stand for re-appointment as the independent registered public accounting firm for the Company. Crowe Chizek stated in the Notice that it intends to complete its work related to, and issue its report on, the Company's internal controls over financial reporting as of December 31, 2004.

     Since its engagement on May 24, 2004 (the "Engagement
Date"), Crowe Chizek performed an audit of the Company's consolidated financial statements for the year ended December 31, 2004. Crowe Chizek's report did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     There have been no disagreements between the Company and Crowe Chizek on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused Crowe Chizek to make reference to the subject matter of such disagreements in connection with the issuance of its report on the Company's financial statements.

     During the year ended December 31, 2004, and from December 31, 2004 until the Notice Date, Crowe Chizek did not advise the Company that any of the following "reportable events" (described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended) occurred during such period.

          1. That the internal controls necessary for the Company to develop reliable financial statements did not exist;

          2. That information had come to Crowe Chizek's attention that had led it to no longer be able to rely on management's representations or that had made it unwilling to be associated with the financial statements prepared by management;

          3. That there was a need to expand significantly the scope of the audit of the Company or that information had come to Crowe Chizek's attention that if further investigated: (i) may materially impact the fairness or reliability of either a previously issued audit report or underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements) or (ii) may cause it to be unwilling to rely on management's representation or be associated with the Company's financial statements; or

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          4.   That information had come to Crowe Chizek's
               attention that it had concluded materially impacted the fairness or reliability of either: (i) a previously-issued audit report or the underlying financial statements or (ii) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements) or that, due to its Notice and declination to be re-appointed or for any other reason, there were no such unresolved issues as of the Notice Date.

     The Company requested that Crowe Chizek furnish it with a letter addressed to the SEC stating whether or not Crowe Chizek agreed with the statements made by the Company set forth above, and if not, stating the respects in which Crowe Chizek did not agree. The Company provided Crowe Chizek with a copy of the foregoing disclosures. Crowe Chizek has furnished a letter addressed to the SEC dated April 8, 2005, stating that it agrees with the above statements, a copy of which is attached hereto as
Exhibit 16.

     Ernst & Young LLP performed audits of the Company's consolidated financial statements for the years ended December 31, 2003 and 2002. Ernst & Young LLP's reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two years ended December 31, 2003, and from December 31, 2003 through the effective date of Ernst & Young LLP's termination on May 24, 2004, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused Ernst & Young LLP to make reference to the subject matter of such disagreements in connection with the issuance of its report. None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended, occurred during the two years ended December 31, 2003, or through the effective date of Ernst & Young LLP's termination.

ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits

          The following exhibit is filed herewith.

          Exhibit Number           Description
          --------------           -----------

               16                  Letter of Crowe Chizek and Company LLC



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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                CFS BANCORP, INC.



Date:  April 8, 2005            By:  /s/ Brian L. Goins
                                     ------------------------------
                                     Brian L. Goins
                                     Vice President-Corporate Counsel

































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